Exhibit 10.7

EXECUTION VERSION

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER (THE “SECURITIES”) HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES OR “BLUE SKY” LAWS OF ANY JURISDICTION. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, EVIDENCED BY AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER, THAT SUCH SALE, OFFER, PLEDGE, HYPOTHECATION OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

WARRANT TO PURCHASE CLASS A COMMON STOCK

THIS WARRANT (this “Warrant”) CERTIFIES THAT, Sunlight Financial Holdings Inc., a Delaware corporation (the “Company”), hereby grants to CRB Group, Inc. (together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”), for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the right to purchase from the Company, at any time and from time to time on and after the date hereof in accordance with the terms hereof, up to an aggregate of 25,944,541 shares (the “Warrant Shares”) (subject to vesting as set forth in Section 1.1 and to adjustment as set forth in Section 2) of the Company’s Class A common stock, $0.0001 par value per share (the “Common Stock”), at a per share price of $0.01 (the “Exercise Price”), subject to adjustment as set forth in Section 2. This Warrant is first being issued on April 25, 2023 (the “Issue Date”), pursuant to the terms of that certain Warrant Purchase Agreement, dated as of April 25, 2023, by and between the Company and Holder (as amended and/or modified and in effect from time to time, the “Purchase Agreement”) and will expire at 5:00 p.m., New York City time, on April 25, 2033 (the “Expiration Date”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

Section 1.      VESTING; EXERCISE.

1.1           Vesting Schedule. The number of Warrant Shares issuable upon exercise of this Warrant is subject to the vesting schedule set forth below:

(a)              On the Issue Date, this Warrant shall vest and is exercisable as to 12,907,080 Warrant Shares; and

(b)              The remaining portion of the Warrant with respect to 13,037,461 Warrant Shares (subject to adjustment as set forth in Section 2) shall vest and become exercisable on April 27, 2024 (the “Vesting Date”); provided, however, that if the Facility is repaid in full prior to the Vesting Date or a Change of Control (as defined in the Loan Agreement) occurs prior to the Vesting Date (the date of either such event, the “Acceleration Date”), such number of Warrant Shares equal to the product of the following equation shall immediately vest and become exercisable and the remainder of the unvested Warrant Shares shall be forfeited and not be exercisable: (i) (A) the number of days that elapsed between the date hereof and the Acceleration Date (inclusive of the Acceleration Date) divided by (B) 366, multiplied by (ii) 13,037,461.

1.2           Method of Exercise. Subject to the vesting schedule set forth in Section 1.1, Holder may at any time and from time to time prior to the Expiration Date exercise the vested portion of this Warrant, in whole or in part, by delivering to the Company: (i) a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1, (ii) this Warrant, and (iii) either (A) an amount equal to the aggregate Exercise Price for the portion of the Warrant Shares being purchased, in the form of a check, wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company or (B) indicating on the applicable Notice of Exercise that Holder elects to withhold Warrant Shares equal to the value of the Warrant, or portion hereof as to which the Warrant is being exercised (“Cashless Exercise”), pursuant to Section 1.3 of the Warrant.

This Warrant is issued in book-entry form and will not be issued in certificated form. Notwithstanding any contrary provision herein, if this Warrant was originally executed and/or delivered electronically, in no event shall Holder be required to surrender or deliver an ink-signed paper copy of this Warrant in connection with its exercise hereof or of any rights hereunder, nor shall Holder be required to surrender or deliver a paper or other physical copy of this Warrant in connection with any exercise hereof.

If an exercise of any portion of this Warrant is to be made in connection with a separate transaction, such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof.  The Company may deem and treat the person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant. The Company will issue in book-entry form for the account of any transferor and transferee a new Warrant of like tenor representing the number of Warrant Shares so transferred.

1.3           Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Exercise Price in the manner as specified in Section 1.2(iii)(A) above, Holder may, if the Common Stock is then traded or quoted on a Trading Market (as defined below), elect a Cashless Exercise. Thereupon, the Company shall issue to Holder such number of fully paid and non-assessable Warrant Shares as are computed using the following formula:

where:

X	=	the number of Warrant Shares to be issued to Holder;

Y	=	the number of Warrant Shares with respect to which this Warrant is being exercised (inclusive of the Warrant Shares surrendered to the Company in lieu of payment of the aggregate Exercise Price);
A	=	the fair market value (as determined pursuant to Section 1.4 below) of one Warrant Share; and
B	=	the Exercise Price (as adjusted to the date of such calculation).

1.4           Fair Market Value.

(a)             If the Common Stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”), the fair market value of a Warrant Share shall be the arithmetic average of the VWAP (as defined below) of the Common Stock for the ten (10) trading days ending on the Business Date immediately preceding the date on which Holder delivers its Notice of Exercise to the Company.

(b)             As used in this Warrant, “VWAP” means for any trading day, the price for a share of Common Stock determined by the daily volume weighted average price per share of Common Stock for such trading day on a Trading Market for the regular trading session (including any extensions thereof, without regard to pre-open or after hours trading outside of such regular trading session) as reported by the principal U.S. national or regional securities exchange or quotation system on which the Common Stock or such other security is then listed or quoted, whichever is applicable, as published by Bloomberg at 4:15 P.M., New York City time (or 15 minutes following the end of any extension of the regular trading session), on such trading day, or if such volume weighted average price is unavailable or in manifest error as reasonably determined in good faith by the board of directors of the Company (the “Board”), the market value of one share of Common Stock during such ten (10) trading day period determined using a volume weighted average price method by an independent nationally recognized investment bank or other qualified financial institution selected by the Board and reasonably acceptable to Holder.

1.5          Issuance of Warrants. Upon exercise of this Warrant in the manner set forth in this Section 1, and in full compliance with each of the applicable requirements thereof, the Company shall, as promptly as practicable, and in any event not exceeding two (2) Business Days from the date of delivery to the Company of the Notice of Exercise and payment of the aggregate Exercise Price (unless exercised by means of a Cashless Exercise), instruct the transfer agent for the Common Stock to record the issuance of Warrant Shares purchased hereunder to Holder in book-entry form pursuant to the transfer agent’s regular procedures. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the date the Warrant has been exercised (in whole or in part, as applicable), with payment to the Company of the Exercise Price (or by Cashless Exercise) and all taxes required to be paid by Holder, if any, prior to the issuance of such Warrant Shares, having been paid. Issuance of Warrant Shares to the Holder upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company. If this Warrant has not been fully exercised and has not expired, the Company will issue in book-entry form for the account of Holder a new Warrant of like tenor representing the number of Warrant Shares not so acquired.

1.6           Treatment of Warrant Upon Acquisition of Company.

(a)           Acquisition. For the purpose of this Warrant, “Acquisition” means any transaction or series of related transactions involving: (i) the sale, lease, exclusive license, or other disposition of all or substantially all of the assets of the Company; (ii) any merger or consolidation of the Company into or with another person or entity (other than a merger or consolidation effected exclusively to change the Company’s domicile), or any other corporate reorganization, in which the stockholders of the Company in their capacity as such immediately prior to such merger, consolidation or reorganization, own less than a majority of the Company’s (or the parent, surviving or successor entity’s) outstanding voting power immediately after such merger, consolidation or reorganization; or (iii) except for a transaction described in clause (ii), the acquisition by any person or group of related persons (as defined in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), of beneficial ownership (as defined in Rule 13d-3 of the Exchange Act) of shares representing a majority of the Company’s then-total outstanding combined voting power. The Company shall notify Holder in writing (which may be by email) within four (4) Business Days of agreeing to any Acquisition.

(b)           Treatment of Warrant at Acquisition.

(i)                 In the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), and the fair market value of one Warrant Share as determined in accordance with Section 1.4 above (assuming for such purposes that this Warrant and the Notice of Exercise were delivered to the Company on the date of the closing of such Cash/Public Acquisition) would be greater than the Exercise Price in effect on such date immediately prior to such Cash/Public Acquisition, and Holder has not exercised this Warrant pursuant to Section 1.2 above as to all Warrant Shares, then this Warrant shall automatically be deemed to be a Cashless Exercise pursuant to Section 1.3 above as to all Warrant Shares effective immediately prior to and contingent upon the consummation of a Cash/Public Acquisition. In connection with such Cashless Exercise, Holder shall be deemed to have restated each of the representations and warranties in Section 3 of the Purchase Agreement as of the date thereof and the Company shall promptly notify Holder of the number of Warrant Shares (or such other securities) issued upon exercise. In the event of a Cash/Public Acquisition where the fair market value of one Warrant Share as determined in accordance with Section 1.4 above would be less than the Exercise Price in effect immediately prior to such Cash/Public Acquisition, then this Warrant will expire immediately prior to the consummation of such Cash/Public Acquisition.

(ii)              Upon the closing of any Acquisition other than a Cash/Public Acquisition, the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Warrant Shares issuable upon exercise of the unexercised portion of this Warrant as if such Warrant Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant.

(c)              As used in this Warrant, “Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, and is then current in its filing of all required reports and other information under the Securities Act and the Exchange Act; and (ii) the class and series of shares or other securities of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in a Trading Market.

1.7           Dividend Payments. If the Company shall, at any time or from time to time after the issuance of this Warrant, make or declare, or fix a record date for the determination of holders of shares of Common Stock entitled to receive, any dividend or distribution payable in cash or other property or assets (other than additional shares of Common Stock), then provision shall be made such that the Holder shall receive on the applicable payment date the type and amount of cash property or assets which the Holder would have received if the Holder had held the number of Warrant Shares acquirable upon full exercise of this Warrant immediately before the date on which a record is taken for such dividend or distribution, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such dividend or distribution.

Section 2.      ADJUSTMENTS TO THE SHARES AND EXERCISE PRICE.

2.1          Stock Dividends, Splits, Etc.

(a)              If the Company declares or pays a dividend or distribution on the outstanding shares of Common Stock payable in additional shares of Common Stock, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased.

(b)              If the Company subdivides the outstanding shares of Common Stock by reclassification or otherwise into a greater number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such subdivision shall be proportionately increased and the Exercise Price shall be proportionately decreased. If the outstanding shares of Common Stock are combined or consolidated, by reclassification, reverse stock split, or otherwise, into a lesser number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased.

2.2          Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of Common Stock are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Warrant Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant.

2.3         No Fractional Share. No fractional Warrant Share shall be issuable upon exercise of this Warrant and the number of Warrant Shares to be issued shall be rounded down to the nearest whole Warrant Share.

2.4          Notice as to Adjustments. Upon each adjustment of the Exercise Price or number of Warrant Shares, the Company shall notify Holder in writing (which may be by email) within ten (10) Business Days setting forth the adjustments to the Exercise Price or number of Warrant Shares and facts upon which such adjustment is based.

2.5          Successive Adjustments. Successive adjustments in the Exercise Price and the Warrant Shares issuable upon exercise of this Warrant shall be made, without duplication, whenever any event specified in this Section 2 shall occur.

Section 3.      MISCELLANEOUS.

3.1           Term. Subject to the provisions of Section 1 above, the vested portion of this Warrant is exercisable in whole or in part at any time and from time to time on or before 5:00 p.m., New York City time, on the Expiration Date and shall be void thereafter.

3.2           Legends. Holder understands and agrees that all certificates evidencing the Warrant Shares to be issued to Holder may bear the following legend:

THESE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, EVIDENCED BY AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER, THAT SUCH SALE, OFFER, PLEDGE, HYPOTHECATION OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

3.3           Compliance with Securities Laws on Transfer. This Warrant and the Warrant Shares issuable upon exercise of this Warrant (including any Warrant Shares that have not yet vested under Section 1.1) may be transferred or assigned in whole or in part by Holder to one or more third parties (which may be affiliates of CRB or the Company) (i) to the extent that Holder determines that any such transfer is necessary to comply with the regulations applicable to Holder in light of its status as a bank holding company, or (ii) with the consent of the Company; provided that any such transfer is in compliance with applicable federal and state securities laws by the transferor. Any transferee of this Warrant or any portion hereof, by their acceptance of this Warrant, is deemed to agree to be bound by the terms and conditions of this Warrant, including, without limitation, the representations and warranties of Holder contained in Section 3 of the Purchase Agreement.

3.4           Notices. Except as otherwise provided in this Warrant, any notice or other communication required or permitted to be delivered under this Warrant will be in writing and delivered by (a) email or (b) registered mail via a national courier service to the following email address or physical address, as applicable:

Notice to Holder shall be addressed as follows until the Company receives notice of a change in address:

CRB Group, Inc.
2115 Linwood Ave
Fort Lee, New Jersey 07024-5020
Attention: [TEXT REDACTED]
Email: [TEXT REDACTED]

With a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention: [TEXT REDACTED]
Email: [TEXT REDACTED]

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

Sunlight Financial Holding Inc.
234 W. 39th Street, 7th Floor
New York, New York 10018
Attention: General Counsel
Email: notices@sunlightfinancial.com

With a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Ray Schrock, P.C. and Alexander Welch
Email: Ray.Schrock@weil.com and Alexander.Welch@weil.com

McGuireWoods LLP
Tower Two-Sixty
260 Forbes Avenue #1800
Pittsburgh, PA 15222
Attention: Hannah T. Frank
Email: hfrank@mcguirewoods.com

3.5           Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

3.6          Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed by one or more of the parties hereto in any number of separate counterparts, all of which together shall constitute one and the same instrument. The Company, Holder and any other party hereto may execute this Warrant by electronic means and each party hereto recognizes and accepts the use of electronic signatures and the keeping of records in electronic form by any other party hereto in connection with the execution and storage hereof. To the extent that this Warrant or any agreement subject to the terms hereof or any amendment hereto is executed, recorded or delivered electronically, it shall be binding to the same extent as though it had been executed on paper with an original ink signature, as provided under applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

3.7          Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

3.8          Business Days. “Business Day” is any day that is not a Saturday, Sunday or a Federal holiday.

Section 4.      GOVERNING LAW, VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE.

4.1           Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.

4.2          Jurisdiction and Venue. The Company and Holder each submit to the exclusive jurisdiction of the state and federal courts in the State of Delaware; provided, however, that nothing in this Warrant shall be deemed to operate to preclude Holder from bringing suit or taking other legal action in any other jurisdiction to enforce a judgment or other court order in favor of Holder. The Company expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and the Company hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. The Company hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made in accordance with Section 5.4 of this Warrant.

4.3          Jury Trial Waiver. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AND HOLDER EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS WARRANT, THE PURCHASE AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES’ AGREEMENT TO ENTER INTO THIS WARRANT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

4.4           Survival. This Section 4 shall survive the termination of this Warrant.

4.5           Warrant Agent. The Company may, by written notice to Holder, appoint the transfer agent and registrar for the Common Stock as the Company’s agent for the purpose of issuing the Warrant Shares (or other securities) on the exercise of this Warrant pursuant to Section 1 above.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Class A Common Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

COMPANY:

SUNLIGHT FINANCIAL HOLDINGS INC.

By:	/s/ Rodney Yoder
Name: Rodney Yoder
Title: Chief Financial Officer

Accepted and agreed,

HOLDER:

CRB GROUP, INC.

By:	/s/ Gilles Gade
Name: Gilles Gade
Title: CEO, President

By:	/s/ Arlen W. Gelbard
Name: Arlen W. Gelbard
Title: EVP General Counsel

Appendix 1

Notice of Exercise

1.       The undersigned Holder hereby exercises its right to purchase ___________ shares (“Warrant Shares”) of Class A common stock, par value $0.0001 per share, of Sunlight Financial Holdings Inc. (the “Company”) in accordance with the Warrant to Purchase Class A Common Stock (the “Warrant”), and tenders payment of the aggregate Exercise Price for such shares as follows:

[●]	check in the amount of $________ payable to order of the Company enclosed herewith

[●]	Wire transfer of immediately available funds to the Company’s account

[●]	Cashless Exercise pursuant to Section 1.3 of the Warrant

[●]	Other [Describe] __________________________________________

This exercise is contingent on ________________________________.

2.       Please effect book-entry issuance representing the Warrant Shares in the name specified below:

Holder’s Name

(Address)

3.       By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 3 of the Purchase Agreement (as defined in the Warrant) as of the date hereof.

HOLDER:

By:

Name:

Title:

(Date):

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